EXHIBIT 10.23


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                     AMENDMENT NUMBER ONE TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

     This  Amendment  Number  One  to  Amended  and  Restated  Loan and Security
Agreement ("Amendment") is entered into as of June 28, 1999, by and among FOOTHILL CAPITAL CORPORATION ("Foothill"), ALLIED HEALTHCARE PRODUCTS, INC., B&F MEDICAL PRODUCTS, INC., and LIFE SUPPORT SYSTEMS, INC. (jointly "Borrowers"), in light of the following:

     A. Borrowers and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 10, 1998 (the "Agreement").

     B. Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

     NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

     1.     DEFINITIONS. All initially capitalized terms used  in this Amendment
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shall  have  the  meanings  given  to  them in the Agreement unless specifically defined  herein.

     2.     AMENDMENTS.
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          (a)     The  definition  of  "Applicable Margin" in Section 1.1 of the
Agreement  is  amended  to  read  as  follows:

               "'Applicable Margin' E  99182510325  meansE  991825113 : (a) with
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respect  to  Eurodollar  Rate  Loans,  2.50%,  and (b) with respect to all other
Obligations (other than outstanding L/Cs), 0.25%, in each case subject to adjustment as provided herein. In the event that (i) Parent's audited financial statements delivered pursuant to Section 6.3 (b) for its fiscal year ending June
                                 ---------------
30, 1999, for its fiscal year ending June 30, 2000, for its fiscal year ending June 30, 2001 or for its fiscal year ending June 30, 2002 indicate that Parent's consolidated net profit (as defined by GAAP) after taxes for such fiscal year of Parent is at least $1.00, and (ii) no Default or Event of Default is then existing, then the then existing Applicable Margin shall be reduced by 0.25% on Foothill's receipt of such statements evidencing such profit (such date of receipt in either such year the "Adjustment Date"), but effective retroactively to the August 15 immediately preceding such Adjustment Date. An appropriate credit shall be given promptly (but no sooner than the first day of the month following the Adjustment Date) to Borrower in the event of, and to give effect to, any such retroactive adjustments to the Applicable Margin. The maximum aggregate reduction of the Applicable Margin (if Borrower has consolidated net profits in each such fiscal year) would be 0.50%, resulting in an adjusted Applicable Margin of 2.00% for Eurodollar Rate Loans and -0.25% for all other Obligations (other than outstanding L/Cs). Notwithstanding anything to the contrary in this definition: (y) any adjustment to the Applicable Margin with respect to Eurodollar Rate Loans will only affect Eurodollar Rate Loans with Interest Periods commencing after the relevant Adjustment Date; and (z) at any time during the term of this Agreement that an Event of Default exists, interest will be calculated on the basis of Section 2.6 (c)."
                                          -----------------

          (b) The Maturity Date in Section 3.4 of the Agreement is amended to be January 6, 2003.

          (c)     Section  3.6  of  the Agreement is amended to read as follows:

          "EARLY TERMINATION BY BORROWERS. The provisions of Section 3.4 that allow termination of this Agreement by Borrowers only on the Maturity Date notwithstanding, Borrowers have the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to the following amounts:
     (a) $300,000 if such prepayment occurs on or before August 15, 1999, (b) $200,000 if such prepayment

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     occurs on or after  August 16,  1999 but on or before  August 6, 2000;  (c)
     $100,000 if such prepayment occurs on or after August 7, 2000 but on or before August 6, 2001, and (d) $50,000 if such prepayment occurs on or after August 6, 2001."

          (d) The final sentence of Section 6.2 of the Agreement is amended to read as follows:

          "In the event that, at any time, Borrowers' excess borrowing availability under Section 2.1 shall be less than $1,500,000, then Borrowers
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agree  that  Foothill  may,  in  the exercise of its reasonable credit judgment, require changes in the frequency and type of reports required under this Section
                                                                         -------
6.2."
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          (e) Section 7.20(a) of the Agreement is amended to read as follows:

               "(a) Minimum Tangible Net Worth. Minimum Tangible Net Worth, at all times, of not less than $17,500,000, measured as of any month end commencing with June 30, 1999 and continuing for each month thereafter."


     3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

          4. NO DEFAULTS.  Borrowers  hereby affirm to Foothill that no Event of
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     Default has occurred and is continuing as of the date hereof.

          5.  CONDITION  PRECEDENT.  The  effectiveness  of  this  Amendment  is
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     expressly  conditioned upon receipt by Foothill of an executed copy of this
     Amendment and the attached acknowledgment.

          6.  COSTS  AND  EXPENSES.  Borrowers  shall  pay  to  Foothill  all of
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     Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel,  which  counsel may include any local
     counsel  deemed   necessary,   search  fees,  filing  and  recording  fees,
     documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

          7. LIMITED  EFFECT.  In the event of a conflict  between the terms and
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     provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

          8. COUNTERPARTS;  EFFECTIVENESS. This Amendment may be executed in any
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     number of counterparts and by different  parties on separate  counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

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                             FOOTHILL  CAPITAL  CORPORATION,
                             a  California  corporation

                             By:  /s/  Kevin  Belanger
                                  --------------------
                             Title:  Assistant  Vice  President

                             ALLIED  HEALTHCARE  PRODUCTS,  INC.,
                             a  Delaware  corporation

                             By:  /s/  Thomas  A.  Jenuleson
                                  --------------------------
                             Title:  Vice  President  and  CFO

                             B&F  MEDICAL  PRODUCTS,  INC.,
                             a  Delaware  corporation

                             By:  /s/  Thomas  A.  Jenuleson
                                  --------------------------
                             Title:  Vice  President  and  CFO

                             LIFE  SUPPORT  PRODUCTS,  INC.,
                             a  California  corporation

                             By:  /s/  Thomas  A.  Jenuleson
                                ----------------------------
                             Title:  Vice  President  and  CFO
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